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                                                                    EXHIBIT 10.1

                              STORAGENETWORKS, INC.

                 AMENDED AND RESTATED 1998 STOCK INCENTIVE PLAN
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                       As Amended through January 26, 2000

1.   Purpose
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     The purpose of this Amended and Restated 1998 Stock Incentive Plan (the
"Plan") of StorageNetworks, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future subsidiary corporations as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a significant interest, as determined by the Board of Directors of the Company (the "Board"). The Plan amends and restates the provisions of the 1998 Stock Option Plan (the "1998 Plan"), which was initially adopted by the Board of Directors on November 27, 1998. The Plan is intended to cover all stock options granted under the 1998 Plan.

2.   Eligibility
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     All of the Company's employees, officers, directors, consultants and advisors (and any individuals who have accepted an offer for employment) are eligible to be granted options, restricted stock awards, or other stock-based awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant".

3.   Administration, Delegation
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     (a) Administration by Board of Directors. The Plan will be administered by
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the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

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     (b) Delegation to Executive Officers. To the extent permitted by applicable
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law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

     (c) Appointment of Committees. To the extent permitted by applicable law,
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the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officer referred to in Section 3(b) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officer.

4.   Stock Available for Awards
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     (a) Number of Shares. Subject to adjustment under Section 8, Awards may be
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made under the Plan for up to 10,920,000 shares of common stock, $.01 par value per share, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

5.   Stock Options
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     (a) General. The Board may grant options to purchase Common Stock (each, an
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"Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

     (b) Incentive Stock Options. An Option that the Board intends to be an
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"incentive stock option" as defined in Section 422 of the Code (an "Incentive
Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

     (c) Exercise Price. The Board shall establish the exercise price at the
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time each Option is granted and specify it in the applicable option agreement.

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     (d) Duration of Options. Each Option shall be exercisable at such times and
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subject to such terms and conditions as the Board may specify in the applicable option agreement.

     (e) Exercise of Option. Options may be exercised by delivery to the Company
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of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

     (f) Payment Upon Exercise. Common Stock purchased upon the exercise of an
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Option granted under the Plan shall be paid for as follows:

         (1)  in cash or by check, payable to the order of the Company;

         (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

         (3) when the Common Stock is registered under the Exchange Act, by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value"), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock was owned by the Participant at least six months prior to such delivery;

         (4)  to the extent permitted by the Board, in its sole discretion by
(i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

         (5)  by any combination of the above permitted forms of payment.

6.   Restricted Stock
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     (a) Grants. The Board may grant Awards entitling recipients to acquire
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shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

     (b) Terms and Conditions. The Board shall determine the terms and
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conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered

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in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.   Other Stock-Based Awards
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     The Board shall have the right to grant other Awards based upon the Common
Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

8.   Adjustments for Changes in Common Stock and Certain Other Events
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     (a) Changes in Capitalization. In the event of any stock split, reverse
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stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan,
(ii) the number and class of securities and exercise price per share subject to each outstanding Option, (iii) the repurchase price per share subject to each outstanding Restricted Stock Award, and (iv) the terms of each other outstanding Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this
Section 8(a) applies and Section 8(c) also applies to any event, Section 8(c) shall be applicable to such event, and this Section 8(a) shall not be applicable.

     (b) Liquidation or Dissolution. In the event of a proposed liquidation or
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dissolution of the Company, the Board shall upon written notice to the
Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award or other Award granted under the Plan at the time of the grant of such Award.

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     (c)  Acquisition Events
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          (1) Definition. An "Acquisition Event" shall mean: (a) any merger or
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consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of shares of the Company for cash, securities or other property pursuant to a statutory share exchange transaction.

          (2) Consequences of an Acquisition Event on Options. Upon the
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occurrence of an Acquisition Event, or the execution by the Company of any agreement with respect to an Acquisition Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Acquisition Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Acquisition Event, the consideration (whether cash, securities or other property) received as a result of the Acquisition Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Acquisition Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Acquisition Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Acquisition Event.

          Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants before the consummation of such Acquisition Event; provided, however, that in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

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          (3) Consequences of an Acquisition Event on Restricted Stock Awards.
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Upon the occurrence of an Acquisition Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Acquisition Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

          (4) Consequences of an Acquisition Event on Other Awards. The Board
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shall specify the effect of an Acquisition Event on any other Award granted under the Plan at the time of the grant of such Award.

9.   General Provisions Applicable to Awards
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     (a)  Transferability of Awards. Except as the Board may otherwise determine
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or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     (b)  Documentation. Each Award shall be evidenced by a written instrument
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in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

     (c)  Board Discretion. Except as otherwise provided by the Plan, each Award
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may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

     (d)  Continuous Relationship with the Company Required. Except to the
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extent specifically provided to the contrary in the instrument evidencing any
Option, an Option may not be exercised unless the Participant, at the time he or she exercises such Option, is, and has been at all times since the date of grant of such Option, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

     (e)  Termination of Relationship with the Company. If a Participant ceases
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to be an Eligible Participant for any reason, then, except to the extent specifically provided to the contrary in the instrument evidencing any Option, and except as provided in paragraphs (f) and (g) below, the right to exercise any Option granted to such Participant under the Plan shall terminate three months after such cessation (but in no event after such Option has expired in accordance with the terms of the instrument evidencing such Option (the "Final Exercise Date"), provided that any Option granted to such Participant under the
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Plan shall be exercisable only to the extent that the Participant was entitled to exercise such Option on the date of such cessation. Notwithstanding the foregoing,

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if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise any Option granted to such Participant under the Plan shall terminate immediately upon such violation.

     (f)  Exercise Period Upon Death or Disability. Except to the extent
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specifically provided to the contrary in the instrument evidencing any Option, if a Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date of any Option granted to such Participant under the Plan while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (g) below, such Option shall be exercisable, within the period of one year following the date of death or disability of the Participant by the Participant, provided that such Option shall be exercisable only to the extent
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that it was exercisable by the Participant on the date of his or her death or disability, and further provided that such Option shall not be exercisable after its Final Exercise Date.

     (g)  Discharge for Cause. Except to the extent specifically provided to the
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contrary in the instrument evidencing any Option, if a Participant, prior to the
Final Exercise Date of any Option granted to such Participant under the Plan, is discharged by the Company for "Cause" (as defined below), the right to exercise such Option shall terminate immediately upon the effective date of such discharge. "Cause" shall mean only (i) the willful or reckless failure by the Participant to perform his or her duties to the Company (other than a failure resulting from the Participant's death or disability) or the violation of any written employment or consulting agreement, which violation shall not have been cured within the cure period, if any, provided in such agreement; (ii) the commission by the Participant of an act of fraud or theft against the Company or any of its subsidiaries; or (iii) the conviction of the Participant of (or the plea by the Participant of nolo contendere to) any felony. The Participant shall
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be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for cause was warranted.

     (h)  Withholding. Each Participant shall pay to the Company, or make
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provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may, to the extent then permitted under applicable law, satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

     (i)  Amendment of Award. The Board may amend, modify or terminate any
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outstanding Award, including but not limited to, substituting therefor another
Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required

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unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     (j)  Conditions on Delivery of Stock. The Company will not be obligated to
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deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     (k)  Acceleration. The Board may at any time provide that any Options shall
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become immediately exercisable in full or in part, that any Restricted Stock
Awards shall be free of restrictions in full or in part or that any other Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

10.  Miscellaneous
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     (a)  No Right To Employment or Other Status. No person shall have any claim
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or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (b)  No Rights As Stockholder. Subject to the provisions of the applicable
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Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

     (c)  Term of Plan. No Awards shall be granted under the Plan after the
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completion of ten years from the date on which the 1998 Plan was originally adopted by the Board, but Awards previously granted may extend beyond that date.

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     (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan
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or any portion thereof at any time.

     (e) Governing Law. The provisions of the Plan and all Awards made hereunder
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shall be governed by and interpreted in accordance with the laws of the State of
Delaware, without regard to any applicable conflicts of law.

     The 1998 Stock Option Plan was originally adopted and approved by the Board of Directors and Stockholders on November 27, 1998.

     The Amended and Restated 1998 Stock Incentive Plan, which amends and restates the 1998 Stock Option Plan, was adopted and approved by the Board of Directors and Stockholders on July 1, 1999 and amended by the Board of Directors on August 4, September 15, 1999, January 7, 2000 and January 26, 2000.


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